UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 17, 2003

MILACRON INC.

(Exact name of registrant as specified in its charter)

DELAWARE	1-8475	31-1062125

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2090 Florence Avenue, P.O. Box 63716, Cincinnati, Ohio 45206

(address of principal executive offices) (ZIP Code)

Registrant's telephone number, including area code: (513) 487-5000

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

      (c) Exhibits:

Exhibit No.	Description

99.1	News Release issued by Milacron Inc. on July 17, 2003.

ITEM 9. REGULATION FD DISCLOSURE (Information Furnished Pursuant to Item 12, "Disclosure of Results of Operations and Financial Condition").

      On July 17, 2003, Milacron Inc. (the "Company") issued a News Release lowering its earnings estimates for its second fiscal quarter ended June 30, 2003. Reference is made to the information set forth in such News Release which is furnished as Exhibit 99.1.

      In accordance with the procedural guidance in SEC Release No. 33-8216, the information required by Item 12 of Form 8-K, "Results of Operations and Financial Condition" is being furnished pursuant to Item 9, "Regulation FD Disclosure." This information shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that Section.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Milacron Inc.

Date:	July 17, 2003	By:	/s/Robert P. Lienesch

Robert P. Lienesch Vice President - Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	News Release issued by Milacron Inc. on July 17, 2003.